UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2006 (April 6, 2006)
PHI, INC.
(Exact name of registrant as specified in its charter)

Louisiana	0-9827	72-0395707
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2001 SE Evangeline Thruway, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 235-2452
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Opinion of Akin Gump Strauss Hauer & Feld LLP
Opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P.
Purchase Agreement
Second Amendment to Loan Agreement
Press release dated April 6, 2006
Press release dated April 6, 2006
Press release dated April 7, 2006

Item 1.01 Entry into a Material Definitive Agreement.
A. Underwriting Agreement
     On April 6, 2006, PHI, Inc. (the “Company,” “we” or “us”) entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company and UBS Securities LLC, as representative of the several underwriters named in the Underwriting Agreement, in connection with the Company’s public offering of non-voting common stock.
     The Underwriting Agreement provides for, among other things, the sale by the Company of an aggregate of 4,287,920 shares to the underwriters for sale to the public. In addition, the underwriters have a 30-day option to buy up to an additional 643,188 shares from the Company to cover over-allotments, if any.
     The Company, its executive officers and directors have agreed with the underwriters not to dispose of or hedge any shares of the Company’s common stock during the period from the date of the Underwriting Agreement and continuing through the date that is 90 days after the date of the final prospectus supplement related to the public offering of non-voting common stock, except for certain dispositions or with the prior written consent of UBS Securities LLC. The restrictions in the Underwriting Agreement do not apply to any issuances of common stock upon the exercise of existing stock options or to the granting of awards under existing employee benefit plans that are not exercisable during the 90-day lock-up period.
     The Company has agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
     A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The description of the Underwriting Agreement contained herein is qualified in its entirety by the full text of such exhibit.
B. Purchase Agreement
     On April 7, 2006, the Company entered into a purchase agreement (the “Purchase Agreement”) with respect to the sale of $200,000,000 aggregate principal amount of 7.125% Senior Notes due 2013 (the “Notes”) to UBS Securities LLC (the “Initial Purchaser”). International Helicopter Transport, Inc., Air Evac Services, Inc., PHI Air Medical, Inc., PHI Tech Services, Inc., Petroleum Helicopters International, Inc., Helicopter Management, L.L.C., Helicopter Leasing, L.L.C., HELEX, L.L.C. and Sky Leasing, L.L.C. are each a party to the Purchase Agreement as a subsidiary guarantor.
     The Purchase Agreement contains customary representations and warranties on the part of the Company. The Company has agreed to indemnify the Initial Purchaser against certain liabilities, including under the securities laws, or to contribute to payments that they may be required to make in that respect.
     The Company will pay interest on the Notes on April 15 and October 15 of each year, beginning on October 15, 2006. The Notes will mature on April 15, 2013.

     The Notes will be the Company’s senior unsecured obligations and will rank equal in right of payment to all of its existing and future senior unsecured indebtedness, including any of its 9 3/8% senior notes that remain outstanding following the Company’s pending tender offer. The Company’s secured debt and its other secured obligations will be effectively senior to the Notes to the extent of the value of the assets securing such debt or other obligations.
     The indenture that will govern the Notes will contain affirmative and negative covenants and customary events of default. Upon the occurrence of an event of default, the trustee or the holders of the Notes may declare all outstanding Notes to be due and payable immediately.
     The Notes are being offered by the Initial Purchaser only to qualified institutional buyers in accordance with Rule 144A under the Securities Act, and outside the United States in accordance with Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or the securities laws of any other jurisdiction. Unless they are so registered, the Notes may be offered and sold only in transactions that are exempt from registration under the Securities Act and the applicable securities laws of other jurisdictions. In connection with the closing of the transactions contemplated by the Purchase Agreement, the Company and the Initial Purchaser will enter into a registration rights agreement, pursuant to which the Company will agree to offer to exchange the Notes for a new issue of substantially identical notes registered under the Securities Act.
     A copy of the Purchase Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The description of the Purchase Agreement contained herein is qualified in its entirety by the full text of such exhibit.
C. Second Amendment to Loan Agreement
     On September 30, 2005, the Company entered into a second amendment to its Loan Agreement dated as of April 23, 2002, as amended, with Whitney National Bank, which amendment extends the expiration date of the facility to July 31, 2007, changes the covenant with respect to the Company’s consolidated net worth and reduces the interest rate applicable to borrowings under the facility.
     A copy of the second amendment is filed as Exhibit 10.2 hereto and is incorporated herein by reference. The description of the second amendment contained herein is qualified in its entirety by the full text of such exhibit.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
(a) See Item 1.01(B) which is incorporated herein by reference.
Item 8.01 Other Events.
     On April 6, 2006, the Company announced that, as of 5:00 p.m., New York City time, on April 6, 2006, it had received the requisite consents and tenders from the holders of $184,825,000 in aggregate principal amount of its outstanding 9 3/8% Senior Notes due 2009 in connection with its tender offer and consent solicitation for such notes, which commenced on

March 24, 2006. A copy of the press release issued by the Company on April 6, 2006 announcing receipt of the requisite consents is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
     On April 6, 2006, the Company also issued a press release announcing the pricing of its offering of 4,287,920 shares of its non-voting common stock under its shelf registration statement on Form S-3 (File No. 333-123528), which was declared effective by the Securities and Exchange Commission on March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
     On April 7, 2006, the Company issued a press release announcing the pricing of its offering of $200 million of new senior notes due 2013. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement dated as of April 6, 2006 by and between PHI, Inc. and UBS Securities LLC, as representative of the several underwriters named therein.

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP with respect to the legality of the non-voting common stock under U.S. federal law.

5.2	Opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. with respect to legality of the non-voting common stock under Louisiana corporate law.

10.1	Purchase Agreement dated as of April 7, 2006 by and among PHI, Inc., the subsidiary guarantors and UBS Securities LLC.

10.2	Second Amendment to Loan Agreement, dated September 30, 2005, among PHI, Inc., certain subsidiaries of PHI, Inc. and Whitney National Bank.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

23.2	Consent of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. (included in Exhibit 5.2).

99.1	Press release by PHI, Inc., dated April 6, 2006, announcing receipt of requisite consents with respect to its tender offer and consent solicitation for its 9 3/8% Senior Notes due 2009.

99.2	Press release by PHI, Inc., dated April 6, 2006, announcing the pricing of its offering of 4,287,920 shares of its non-voting common stock.

99.3	Press release by PHI, Inc., dated April 7, 2006, announcing the pricing of its offering of $200 million of senior notes due 2013.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHI, INC.
Date: April 7, 2006	By:	/s/ Michael J. McCann
		Name:	Michael J. McCann
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of April 6, 2006 by and between PHI, Inc. and UBS Securities LLC, as representative of the several underwriters named therein.

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP with respect to the legality of the non-voting common stock under U.S. federal law.

5.2	Opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. with respect to legality of the non-voting common stock under Louisiana corporate law.

10.1	Purchase Agreement dated as of April 7, 2006 by and among PHI, Inc., the subsidiary guarantors and UBS Securities LLC.

10.2	Second Amendment to Loan Agreement, dated September 30, 2005, among PHI, Inc., certain subsidiaries of PHI, Inc. and Whitney National Bank.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

23.2	Consent of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. (included in Exhibit 5.2).

99.1	Press release by PHI, Inc., dated April 6, 2006, announcing receipt of requisite consents with respect to its tender offer and consent solicitation for its 9 3/8% Senior Notes due 2009.

99.2	Press release by PHI, Inc., dated April 6, 2006, announcing the pricing of its offering of 4,287,920 shares of its non-voting common stock.

99.3	Press release by PHI, Inc., dated April 7, 2006, announcing the pricing of its offering of $200 million of senior notes due 2013.